SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                  May 12, 1999
                        (Date of Earliest Event Reported)


                                  ENCIBAR, INC.
             (Exact Name of Registrant as Specified in its Charter)


           UTAH                       2-86724-D              87-0396692
   (State or other Jurisdiction) (Commission File No.) (IRS Employer I.D. No.)



                         5525 SOUTH 900 EAST, SUITE 110
                           SALT LAKE CITY, UTAH 84117
                      (Principal Executive Office Address)


        Registrant's Telephone Number, Including Area Code: (801)262-8844


                        311 South State Street, Suite 110
                           Salt Lake City, Utah 84111
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of Registrant.

     On May 12, 1999 the Registrant's officers and directors attained control through the issuance of stock for compensation for services provided to the
Registrant. In conjunction with this change in control, the Registrant effectuated a reverse split of its outstanding voting securities on a basis of 745 for one, effective May 15, 1999, while retaining the current authorized capital and par value, with appropriate adjustments in the stated capital accounts and capital surplus accounts; provided, that no stockholder, computed on a per stock certificate record basis on the effective date hereof, then owning 100 or more shares was reduced to less than 100 shares as a result of the reverse split and that no stockholder owning less than 100 shares, on a stock certificate record basis on the effective date hereof, was affected by the reverse split; such additional shares required to provide the minimum of 100 shares to be conveyed to the shareholders were issued by the Registrant; and provided, further, that all fractional shares were rounded up to the nearest whole share, and that these shares were provided by the Registrant.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable

Item 4.   Changes in Registrant's Certifying Accountant.

     Mantyla & McReynolds, Certified Public Accountants, of Salt Lake City, Utah, have been retained to audit the financial statements of the Registrant as of May 12, 1999, and have audited the financial statements of the Registrant for the calendar years ended December 31, 1998 and 1997; The Registrant has not located the previous auditor, Pannell Kerr Forster, CPA, of San Diego, California, who last audited the Registrant's financial statements the fiscal year ended April 26, 1985. A Pannell Kerr Forster was located in San Diego, but was not the same Pannell Kerr Forester as the registrant's previous auditor. The Pannell Kerr Forster that was located informed the registrant that the Pannell Kerr Forester that once audited the registrant was no longer in business.

     The Company believes that there were no disagreements between the Registrant and the previous auditor, Pannell Kerr Forster, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of a disagreement in connection with their reports.

         The reports of Mantyla & McReynolds, did not contain any adverse opinion or disclaimer of opinion, and with the exception of a standard "going concern" qualification because of the lack of material operations of the Registrant on the date of these Reports, were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's three most recent calendar years, and since then, neither Mantyla & McReynolds nor Pannell Kerr Forster have advised the Registrant that any of the following exists or is applicable:

     That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management.

     That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

     That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness of reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

         During the Registrant's three most recent fiscal years and since then, the Registrant has not consulted Pannell Kerr Forster regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

Item 5. Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

     Steven Arter, the Registrant's previous President resigned March 22, 1999. Danny Ramsay, the Registrant's previous Vice President and Treasurer resigned March 22, 1999. Richard Sax, the Registrant's previous Secretary resigned March 25, 1999. New officers have been appointed to fill the vacancies created by these resignations.

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          None; not applicable

Item 8.   Change in Fiscal Year.

          None; not applicable.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENCIBAR, INC.


Date: December 1, 1999              By: /S/ SARAH EDSON

                                    Sarah Edson, President and Director